Exhibit 99

NextEra Energy, Inc.
Media Line: (305) 552-3888
March 16, 2012

FOR IMMEDIATE RELEASE

As part of planned succession process, NextEra Energy's Lew Hay to step down as CEO in 2012, retire in 2013; Jim Robo named successor

JUNO BEACH, Fla. - Lewis “Lew” Hay, III, 56, today announced that he intends to retire from NextEra Energy, Inc., at the end of 2013 as part of a planned leadership succession process. Mr. Hay will step down as CEO effective July 1, 2012. The Board of Directors today appointed Mr. Hay to serve as Executive Chairman from July 1, 2012, until his retirement, and appointed James L. Robo, 49, currently President and Chief Operating Officer of NextEra Energy, to succeed Mr. Hay as Chief Executive Officer of the company, effective July 1, 2012. It is anticipated that Mr. Robo will be appointed to the Board of Directors on or about the effective date of his appointment as CEO.

Effective July 1, Mr. Robo will be responsible for the overall strategy and operations of the company, while Mr. Hay, in addition to his duties as Board Chairman, will have direct responsibility for the company's legal, human resources and federal governmental affairs functions and will continue to provide input and counsel on strategy and other matters.

Michael H. Thaman, lead independent director on the NextEra Energy Board of Directors, said, “The Board of Directors is truly appreciative of Lew Hay's leadership of this company for more than a decade. Lew led the transformation of NextEra Energy into one of the largest, cleanest, most successful players in the electric industry. As a fitting tribute to his vision and leadership, Fortune Magazine recently named NextEra Energy the most admired company in our industry for an unprecedented sixth consecutive time, reflecting input from the executives, board members and analysts who know the industry better than anyone else. Lew has guided the company through an incredible period of change and growth and has done so with integrity and a sharp focus on creating value for customers, shareholders, employees and other stakeholders.”

Mr. Thaman continued, “The Board takes its responsibilities regarding CEO succession very seriously. Lew has done a superior job in working closely with the Board to identify and prepare Jim Robo as his successor. We are truly fortunate to have an individual of Jim's caliber, vision and experience to lead NextEra Energy into the future. Jim is ready for the job. He has been an active partner in determining our strategic direction and delivering our operational success and has the complete endorsement and support of the Board. During his tenure to date, Jim has had an enormously positive impact on the business and we look forward to working closely with him to ensure the continued success and growth of NextEra Energy in the years ahead.”

Mr. Hay joined NextEra Energy as Chief Financial Officer in August 1999. In March 2000, he was appointed President of NextEra Energy Resources, LLC. He was elected CEO of NextEra Energy, Inc., in

June 2001 and elected Chairman of the Board in January 2002. Mr. Hay received a bachelor of science degree in electrical engineering from Lehigh University in 1977 and a master of science degree in industrial administration from Carnegie Mellon University in 1982. Mr. Hay serves on the board of directors of Capital One Financial Corporation and of Harris Corporation. He is a Vice Chairman of the Edison Electric Institute (EEI), the association of U.S. shareholder-owned electric companies. He is also a director and past chairman of the Institute of Nuclear Power Operations (INPO), which encompasses all U.S. commercial nuclear operating organizations, and he is a director of the Nuclear Energy Institute (NEI). He is a member of the President's Council on Jobs and Competitiveness and the Business Roundtable.

Mr. Hay was the chief architect of the company's clean energy growth strategy under which the company doubled its generating capacity to 41,000 megawatts during his tenure as CEO, including the addition of wind, solar, nuclear and natural gas generating facilities. The company is now the largest generator in the U.S. of renewable power from the wind and the sun, the third largest nuclear operator in the U.S. and operates one of the largest, cleanest rate-regulated utilities in the country, Florida Power & Light Company. During Mr. Hay's tenure as CEO to year-end 2011, NextEra Energy has delivered a total shareholder return of more than 200 percent, or more than six times the return of the S&P 500. On a total shareholder return basis, NextEra Energy outperformed more than 80 percent of the companies in the S&P 500 Electric Utilities Index and more than 70 percent of the companies in the S&P 500 Index. From 2001 through 2011, the company's earnings per share grew at a compound annual rate of approximately 7 percent, compared to approximately 2 percent for the S&P 500 Electric Utilities Index. The company grew dividends per share at a compound annual rate of 7 percent versus about 5 percent for the S&P 500 Electric Utilities Index.

Commenting on the transition, Mr. Hay said, “I've been extremely blessed and privileged to have had the opportunity to lead NextEra Energy over the past 11 years. I have a deep passion for our company and enormous love and respect for our people. I'm extremely proud of what our team has accomplished during my tenure. Jim Robo has been an invaluable partner and was instrumental in developing and executing on NextEra Energy's clean energy growth strategy over the past decade. He is an insightful strategist, experienced operator and proven developer of talent. Jim is fully qualified and clearly ready for his new role leading our company. With that in mind, this is the perfect time for our company to start this transition. NextEra Energy is in great shape, both financially and operationally, and we have a great team and an outstanding successor in place who will undoubtedly take this company to even higher levels of performance.”

Mr. Robo joined NextEra Energy as Vice President of Corporate Development and Strategy in March 2002. A few months later, he was appointed President of NextEra Energy Resources. He was named to his current role in 2006. Prior to joining NextEra Energy, Mr. Robo served in executive roles with General Electric and Strategic Planning Associates, a management consulting firm. Mr. Robo received his bachelor of arts degree from Harvard College in 1984 and his MBA in 1988 from Harvard Business School. He serves on the board of directors of J.B. Hunt Transport Services, Inc.

Mr. Robo has been instrumental in the expansion of the company's wind generation fleet, growing it from approximately 1,500 megawatts in mid-2002 to 8,569 at year-end 2011. He also was instrumental in the acquisition of four nuclear reactors at three sites, which contributed to the company becoming the third largest nuclear operator in the U.S. Mr. Robo has been leading the company's solar power expansion, representing more than $4 billion in investment and nearly 1,000 megawatts under operation or in construction. In addition, he has overseen the largest capital investment program in the history of Florida Power & Light. The addition of highly efficient power generation as part of this program is generating hundreds of millions of dollars a year in fuel savings for FPL customers and is an important reason the company's typical residential customer bills are the lowest in the state and 25 percent below the national average.

Mr. Robo said, “I have been privileged to have worked with and learned from Lew during an incredible decade of growth and I am honored to have the opportunity to lead the company in the years ahead. We have a terrific team of motivated people, a track record of delivering value, and a long-standing commitment to acting with integrity. Like Lew, I will be focused on continuing to grow the business while creating value for our customers, shareholders, employees and other stakeholders.”

In conjunction with today's announcement, NextEra Energy reiterated confidence in its plans for the years ahead, including reaffirmation of its previously disclosed 2012 adjusted earnings per share expectations of $4.35 to $4.65 and 2014 adjusted earnings per share expectations of $5.05 to$5.65. The adjusted earnings per share expectations exclude the cumulative effect of adopting new accounting standards, the unrealized mark-to-market effect of non-qualifying hedges and net other than temporary impairment losses on securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds, none of which can be determined at this time. In addition, NextEra Energy's adjusted earnings per share expectations assume, among other things: normal weather and operating conditions; no further significant decline in the national or the Florida economy; supportive commodity markets; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; access to capital at reasonable cost and terms; no acquisitions or divestitures; no adverse litigation decisions; and no changes to federal or state tax policy or incentives. NextEra Energy's adjusted earnings per share expectations should be viewed in conjunction with NextEra Energy's cautionary statements and risk factors set forth below. Adjusted earnings do not represent a substitute for net income, as prepared in accordance with generally accepted accounting principles.

NextEra Energy, Inc.
NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company with 2011 revenues of more than $15.3 billion, more than 41,000 megawatts of generating capacity, and approximately 15,000 employees in 24 states and Canada. Headquartered in Juno Beach, Fla., NextEra Energy's principal subsidiaries are Florida Power & Light Company, which serves approximately 4.6 million customer accounts in Florida and is one of the largest rate-regulated electric utilities in the country, and NextEra Energy Resources, LLC, which together with its affiliated entities is the largest generator in the U.S. of renewable energy from the wind and sun. Through its subsidiaries, NextEra Energy collectively operates the third largest U.S. nuclear power generation fleet. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com

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Cautionary Statements And Risk Factors That May Affect Future Results

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (together with its subsidiaries, NextEra Energy) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's control.  Forward-looking statements in this press release include, among others, statements concerning adjusted earnings per share expectations and future operating performance. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “will likely result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions.  You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance.  The future results of NextEra Energy are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the following:  effects of extensive regulation of NextEra Energy's business operations; inability of NextEra Energy to recover in a timely manner any significant amount of costs, a return on certain assets or an appropriate return on capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy; risks of disallowance of cost recovery based on a finding of imprudent use of derivative instruments; effect of reduction or elimination of existing government support policies on demand for generation from renewable energy projects; impact of new or revised laws, regulations or interpretations or other regulatory initiatives on NextEra Energy; effect on NextEra Energy of potential regulatory action to broaden the scope of regulation of OTC financial derivatives and to apply such regulation to NextEra Energy; capital expenditures, increased cost of operations and exposure to liabilities attributable to environmental laws and regulations applicable to NextEra Energy; effects on NextEra Energy of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra

Energy to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of its operations; effect on NextEra Energy of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy of adverse results of litigation; effect on NextEra Energy of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NextEra Energy of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy of severe weather and other weather conditions; risks associated with threats of terrorism and catastrophic events that could result from terrorism, cyber attacks or other attempts to disrupt NextEra Energy's business or the businesses of third parties; risk of lack of availability of adequate insurance coverage for protection of NextEra Energy against significant losses; risk of increased operating costs resulting from unfavorable supply costs necessary to provide full energy and capacity requirement services; inability or failure to hedge effectively assets or positions against changes in commodity prices, volumes, interest rates, counterparty credit risk or other risk measures; potential volatility of NextEra Energy's results of operations caused by sales of power on the spot market or on a short-term contractual basis; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's hedging and trading procedures and associated risk management tools to protect against significant losses; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas; exposure of NextEra Energy to credit and performance risk from customers, hedging counterparties and vendors; risks of failure of counterparties to perform under derivative contracts or of requirement for NextEra Energy to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's information technology systems; risks to NextEra Energy's retail businesses of compromise of sensitive customer data; risks to NextEra Energy of volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability to maintain, negotiate or renegotiate acceptable franchise agreements; increasing costs of health care plans; lack of a qualified workforce or the loss or retirement of key employees; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions; environmental, health and financial risks associated with ownership of nuclear generation facilities; liability of NextEra Energy for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures at nuclear generation facilities resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any owned nuclear generation units through the end of their respective operating licenses; liability for increased nuclear licensing or compliance costs resulting from hazards posed to owned nuclear generation facilities; risks associated with outages of owned nuclear units; effect of disruptions, uncertainty or volatility in the credit and capital markets on NextEra Energy's ability to fund its liquidity and capital needs and meet its growth objectives; inability to maintain current credit ratings; risk of impairment of liquidity from inability of creditors to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; and effect of disruptions, uncertainty or volatility in the credit and capital markets of the market price of NextEra Energy's common stock. NextEra Energy discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2011 and other SEC filings, and this press release should be read in conjunction with such SEC filings made through the date of this press release.  The forward-looking statements made in this press release are made only as of the date of this press release and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.